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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 12, 2002

                        Commission file number 001-14989


                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                                  25-1723342
       (State or other jurisdiction            (IRS Employer Identification No.)
            of incorporation or
               organization)

              COMMERCE COURT
      FOUR STATION SQUARE, SUITE 700
      PITTSBURGH, PENNSYLVANIA 15219                     (412) 454-2200
 (Address of principal executive offices)       (Registrant's telephone number,
                                                       including area code)


                                       N/A
          (Former name or former address, if changed since last report)





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ITEM 9.  REGULATION FD DISCLOSURE


     WESCO International, Inc. ("WESCO" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

     On August 12, 2002, Roy W. Haley, the Principal Executive Officer of WESCO and Stephen A. Van Oss, the Principal Financial Officer of WESCO each delivered to the Securities and Exchange Commission a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460. Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

     The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         August 15, 2002       WESCO International, Inc.
                        -----------------      ---------------------------------
                               (Date)


                                               /s/ Stephen A. Van Oss
                                               ---------------------------------
                                               Stephen A. Van Oss
                                               Vice President, Chief
                                               Financial Officer



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                                 EXHIBIT INDEX


Exhibit 99.1: Sworn statement of Principal Executive Officer of WESCO International, Inc. pursuant to SEC Order 4-460.

Exhibit 99.2: Sworn statement of Principal Financial Officer of WESCO International, Inc. pursuant to SEC Order 4-460.



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